UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2009

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	98-0514342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies	Not Applicable
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01                                             Entry into a Material Definitive Agreement

The matters described in Item 2.03 of this Form 8-K with respect to the DIP Financing Facility are incorporated by reference into this Item 1.01.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant

On February 2, 2009, the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered a final order approving the Secured, Super-Priority Debtor-in-Possession Credit and Security Agreement between Apex Silver Mines Limited (the “Company”) and Sumitomo Corporation (the “DIP Financing Facility”).  The terms of the DIP Financing Facility were previously disclosed in the Company’s Current Report on Form 8-K filed on January 26, 2009.  The Company has requested an initial draw under the DIP Financing Facility in the amount of $6.5 million which it expects to receive on February 6, 2009.

Item 8.01                                             Other Events

On February 2, 2009, the Company filed a revised Joint Plan of Reorganization (the “Plan”) and a revised Disclosure Statement (the “Disclosure Statement”) in support of the Plan.  The Disclosure Statement was approved by the Bankruptcy Court on February 4, 2009.  On or about February 6, 2009, the Company expects to mail to creditors and holders of equity interests notice that the Bankruptcy Court will conduct a hearing to consider confirmation of the Plan on March 4, 2009.  The Disclosure Statement and the Plan are attached as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

The information in Item 8.01 of this report, including the attached Disclosure Statement and Plan, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Disclosure Statement with Respect to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009

99.2	Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2009

Apex Silver Mines Limited

By:	/s/ Gerald J. Malys
	Name:	Gerald J. Malys
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure Statement with Respect to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009

99.2	Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009